SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class A Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  October
23, 1989

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,028.86 $1,309.59    $1,614.44

T   =  Average Annual
       Total Return                 2.89%     5.54%       6.50%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  917,967

Expenses                         $  144,826

Reimbursement                    $  0

Average shares                     20,662,388

NAV                              $ 9.00

Sales Charge                        4.75%

POP                              $ 9.45

Yield at POP                        4.80%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.80%                4.80%
 ------      =       ------              =      8.54%
1-43.83%              .5617%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class B Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN
-
Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,023.54   $1,306.60 $1,598.23

T   =  Average Annual
       Total Return                2.35%       5.49%     6.36%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $   232,156

Expenses                         $    61,661

Reimbursement                    $0

Average shares                     5,233,077

NAV                              $ 8.98

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                       4.39%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.39%               4.39%
 ------      =       ------              =     7.82%
1-43.83%              .5617%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class M Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): April 3,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,043.86  $1,310.13   $1,593.30

T   =  Average Annual
       Total Return                4.39%       5.55%      6.32%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 4,459

Expenses                         $   926

Reimbursement                    $0

Average shares                     100,389

NAV                              $ 9.00

Sales Charge                       3.25%

POP                              $ 9.30

Yield at POP                       4.58%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.58%                4.58%
 ------      =       ------              =      8.16%
1-43.83%              .5617%